UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2005

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 31, 2005, the Board of Directors of Restoration Hardware, Inc. (the “Company”) voted to create the position of Lead Independent Director of the Board of Directors, adopt a Lead Independent Director Charter and appoint Damon Ball to serve as Lead Independent Director.  The Board of Directors also determined that the Lead Independent Director shall receive the same compensation as the Chairman of the Audit Committee.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Appointment of Chairman of the Board of Directors.

On March 31, 2005, the Board of Directors of the Company appointed Gary Friedman, the Company’s President and Chief Executive Officer, to assume the role of Chairman of the Board, President and Chief Executive Officer.  Mr. Friedman has served as President and Chief Executive Officer since March 2001 and as President, Chief Executive Officer and Acting Chairman of the Board since January 2005.

 (b) Appointment of New Director.

On March 31, 2005, the Board of Directors of the Company appointed Ann Rhoades as an additional independent member of the Board of Directors and as a member of the Compensation Committee.  Ms. Rhoades fills a current vacancy on the Board of Directors and will serve as one of the Company’s Class II directors until the 2006 annual meeting of stockholders or until her earlier resignation or removal.

Item 8.01. Other Events.

On March 10, 2005, the Company announced the appointment of T. Michael Young as an additional independent member of its Board of Directors and as a member of its Audit Committee.  The Company anticipates that, after the filing of its Annual Report on Form 10-K for the fiscal year ended January 29, 2005, Mr. Young will replace Mr. Ball as the Company’s Audit Committee Chairman.  Mr. Ball was appointed as Chairman of the Audit Committee most recently in July 2004 and had previously served as Chairman and Co-Chairman of the Audit Committee prior to May 2003.

The press release issued by the Company announcing Mr. Friedman’s appointment as Chairman and Chief Executive Officer, Mr. Ball’s appointment as Lead Independent Director, Ms. Rhoades’ appointment to the Board of Directors, and the Company’s anticipated changes to the membership of its Audit Committee is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Restoration Hardware, Inc., dated April 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: April 6, 2005	By:	/s/ Patricia A. McKay
Patricia A. McKay
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Restoration Hardware, Inc., dated April 6, 2005.